UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             MATTMAR MINERALS, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                                                20-4718599
  (State or jurisdiction of                                   (I.R.S. Employer
incorporation or organization)                               Identification No.)


#208-828 North Harbourside Drive, North Vancouver,
        British Columbia, Canada                                   V7P 3R9
(Address of principal executive offices)                         (Zip Code)


        Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                               Name of each exchange on which
to be so registered                               each class is to be registered
-------------------                               ------------------------------
  Not Applicable                                           Not Applicable

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box [X]

Securities Act registration statement file number to which this form relates:
(if applicable) 333-135736

        Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
                                (Title of Class)

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of the registrant's securities contained in the Registrant's Registration Statement on Form SB-2, as amended, filed with the commission under File No. 333-135736 incorporated by reference into this registration statement.

ITEM 2. EXHIBITS.

The following exhibits are filed as a part of this registration statement:

    Exhibit
    Number                              Description
    ------                              -----------

     3.1 Articles of Incorporation (incorporated by reference from the registrant's Registration Statement on Form SB-2 filed on July 13,
          2006)

     3.2 Bylaws (incorporated by reference from the registrant's Registration Statement on Form SB-2 filed on July 13, 2006)

     5.1 Opinion of Batcher, Zarcone & Baker, LLP regarding the legality of the securities being registered (incorporated by reference from the registrant's Registration Statement on Form SB-2 filed on July 13,
          2006)

     10.1 Mineral Title (incorporated by reference from the registrant's Registration Statement on Form SB-2 filed on July 13, 2006)

     23.1 Consent of Counsel (See Exhibit 5) (incorporated by reference from the registrant's Registration Statement on Form SB-2 filed on July 13,
          2006)

     23.2 Consent of Independent Auditor (incorporated by reference from the registrant's Registration Statement on Form SB-2 filed on July 13,
          2006)

     23.3 Consent of Professional Geologist (See Appendix A to Exhibit 99.2) (incorporated by reference from the registrant's Registration Statement on Form SB-2 filed on July 13, 2006)

     99.1 Subscription Agreement (incorporated by reference from the registrant's Registration Statement on Form SB-2 filed on July 13,
          2006)

     99.2 Geology Report (incorporated by reference from the registrant's Registration Statement on Form SB-2 filed on July 13, 2006)

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
                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

MATTMAR MINERALS, INC.

Date: April 25, 2008


/s/ Sean Mitchell
------------------------------------
Sean Mitchell
President, Secretary, Treasurer,
Chief Financial Officer and Director


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